AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1996
                                                      Registration No. 333-_____
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                            VALLICORP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                               77-0229483
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                              Identification No.)

8405 NORTH FRESNO STREET, FRESNO, CALIFORNIA                       93720
(Address of Principal Executive Offices)                         (Zip Code)

      VALLICORP HOLDINGS, INC. 1996 AUBURN CONTINUATION STOCK OPTION PLAN
                            (Full title of the plan)

                                  E.L. HERBERT
                    EXECUTIVE VICE PRESIDENT/GENERAL COUNSEL
                            VALLICORP HOLDINGS, INC.
                            8405 NORTH FRESNO STREET
                           FRESNO, CALIFORNIA  93720
                                 (209) 437-5705
(Name, address and telephone number, including area code, of agent for service)
                   -----------------------------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------
TITLE OF EACH CLASS                        PROPOSED MAXIMUM       PROPOSED MAXIMUM
OF SECURITIES TO BE     AMOUNT TO BE      OFFERING PRICE PER     AGGREGATE OFFERING        AMOUNT OF
    REGISTERED           REGISTERED           SHARE /(1)/             PRICE /(1)/       REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
Common Stock, par           820 (2)           $16.1875                 $13,274                $100
 value one cent ($.01)
 per share...............
---------------------------------------------------------------------------------------------------------

(1) This figure has been estimated solely for the purpose of determining the registration fee. The figure was calculated pursuant to Rule 457(c) using the average of the high and low prices for shares of the Company's Common Stock as reported on The Nasdaq Stock Market on October 15, 1996.

(2) 43,086 shares previously have been registered relating to the same employee benefit plan pursuant to Registration Statement No. 333-13055. These additional shares are being registered pursuant to General Instruction E to Form S-8.

          In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
--------------------------------------------------------------------------------
                          This is page 1 of 13 pages.
                     The Exhibit Index is located at page 5

This Registration Statement is filed pursuant to General Instruction E to
Form S-8, to register 820 additional shares of common stock of ValliCorp Holdings, Inc., par value $0.01 per share, relating to the ValliCorp Holdings, Inc. 1996 Auburn Continuation Stock Option Plan (the "Plan"). Shares to be issued pursuant to the Plan previously have been registered pursuant to Registration Statement No. 333-13055, filed with the Commission on September 30, 1996. The contents of the Registration Statement on Form S-8, No. 333-13055, are incorporated by reference herein.

                                   SIGNATURES

          THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fresno, State of California, on this 18th day of October, 1996.


                                 VALLICORP HOLDINGS, INC.
                                 (Registrant)


                                 By: /s/ J. MIKE McGOWAN
                                    -----------------------------------
                                      J. MIKE McGOWAN,
                                      Chairman/Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                          Title                           Date
            ---------                          -----                           ----


/s/ J. MIKE McGOWAN                    Chairman of the Board of            October 18, 1996
-------------------------------        Directors/Chief Executive
J. MIKE McGOWAN                        Officer (Principal Executive
                                       Officer) and Director


/s/ WOLFGANG T.N. MUELLECK             Executive Vice President/           October 18, 1996
-------------------------------        Chief Financial Officer
WOLFGANG T.N. MUELLECK                 (Principal Financial and
                                       Accounting Officer)


*                                      Vice Chairman of the Board          October 18, 1996
--------------------------------       and Director
PATRICK J. MON PERE


*                                      Director                            October 18, 1996
--------------------------------
WILLIAM A. BENNEYAN



_______________________________        Director                           October 18, 1996
LOUIS H. HERWALDT


_______________________________        Director                           October 18, 1996
D. DWIGHT ODOM, M.D.


*                                      Director                           October 18, 1996
-------------------------------
LORENZO TONY ORTEGA, Ph.D.


/s/ STEVEN C. PUMPHREY                 President/Chief Operating          October 18, 1996
-------------------------------        Officer and Director
STEVEN C. PUMPHREY


*                                      Director                           October 18, 1996
---------------------------------
V. EUGENE ROSS


*                                      Director                           October 18, 1996
---------------------------------
MICHAEL J. RYAN, JR.


----------------------------------     Director                           October 18, 1996
JERRY K. STANNERS


*                                      Director                           October 18, 1996
----------------------------------
CHARLES L. TINGEY

* J. MIKE McGOWAN hereby signs this Registration Statement on October 18, 1996, on behalf of each of the persons so indicated for whom he is attorney-in-fact pursuant to a power of attorney filed herewith, which persons constituted a majority of the members of the Registrant's Board of Directors.


                                 /s/ J. MIKE McGOWAN
                                 ------------------------------
                                 J. MIKE McGOWAN

                                 EXHIBIT INDEX
                                 -------------

        Exhibit No.                                Exhibit
        -----------                                -------
          (4)                            ValliCorp Holdings, Inc. 1996 Auburn
                                         Continuation Stock Option Plan -
                                         previously filed with Registration
                                         Statement No. 333-13055

          (5)                            Opinion of E.L. Herbert, Esq. as to
                                         validity of securities registered

          (23.1)                         Consent of Deloitte & Touche LLP,
                                         independent auditors for the Registrant

          (23.2)                         Consent of Ernst & Young LLP, former
                                         independent auditors for the Registrant

          (23.3)                         Consent of Price Waterhouse LLP,
                                         independent auditors of Mineral King
                                         Bancorp, Inc., previously merged into
                                         the Registrant

          (23.4)                         Consent of Grant Thornton LLP,
                                         independent auditors for El Capitan
                                         Bancshares, Inc., previously merged
                                         into the Registrant

          (23.5)                         Consent of E.L. Herbert, Esq.
                                         regarding original opinion (contained
                                         in Exhibit 5)

          (24)                           Power of Attorney, previously filed
                                         with Registration Statement No. 333-
                                         13055